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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.  20549

                                      FORM 8-K

                                   CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 January 26, 2005
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                 Date of Report (Date of Earliest Event Reported)


                      Commission file number  -  2-63322
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                    INTERNATIONAL SHIPHOLDING CORPORATION
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            (Exact name of registrant as specified in its charter)

            Delaware                               36-2989662
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(State or other jurisdiction of     (I.R.S. Employer Identification Number)
incorporation or organization)


650 Poydras Street            New Orleans, Louisiana            70130
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   (Address of principal executive offices)                    (Zip Code)



                                (504) 529-5461
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                 (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act
 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 1.01.    Entry into a Material Definitive Agreement.
     During 2004, the Company's Board of Directors (the "Board") adopted a Bonus Plan for that year (the "2004 Plan") that was based on the achievement of certain quarterly and annual profit levels by the Company. The 2004 Plan offered an opportunity for all employees, including executive officers, to earn incentive cash bonuses of up to four weeks of their annual salaries. The target profit levels for the full year 2004 were achieved resulting in the full bonus being earned. Each of the Company's four executive officers participated in the Plan and earned cash bonuses as described in the following table. A portion of the bonus earned was paid in 2004, and the remainder was paid January 31, 2005.


        Name             Principal Position(s)       Bonus Earned for 2004
---------------------    -----------------------     ----------------------
Erik F. Johnsen          Chairman of the Board and        $   25,385
                         Chief Executive Officer

Niels M. Johnsen         President                        $   23,077

Erik L. Johnsen          Executive Vice President         $   21,154

Gary L. Ferguson         Vice President and Chief         $   13,308
                         Financial Officer


     On January 26, 2005, the Board adopted a Bonus Plan for 2005 (the "2005 Plan"). The 2005 Plan is also based on the achievement of certain quarterly and annual profit levels by the Company. The 2005 Plan is non-discretionary and provides for an opportunity for all employees, including the executive officers.

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SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      INTERNATIONAL SHIPHOLDING CORPORATION

                             /s/ Gary L. Ferguson
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                              Gary L. Ferguson
                    Vice President and Chief Financial Officer


Date    February 1, 2005
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